Nationwide Variable Insurance Trust

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Invesco NVIT Comstock Value Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Government Bond Fund	NVIT Multi Sector Bond Fund
NVIT International Equity Fund	NVIT Nationwide Fund
NVIT International Index Fund	NVIT Real Estate Fund
NVIT Large Cap Growth Fund	NVIT S&P 500 Index Fund
NVIT Mid Cap Index Fund	NVIT Short Term Bond Fund
NVIT Money Market Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Templeton NVIT International Value Fund

Supplement dated June 27, 2016
to the Statement of Additional Information (“SAI”) dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager Mid Cap Growth Fund

Thomas J. Pence, CFA, has announced his intention to retire from Wells Capital Management, Inc. by September 30, 2016.  He will continue to serve as a portfolio manager to the Fund through August 31, 2016.  After August 31, 2016, all references to Thomas J. Pence, CFA, in the SAI are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE